Federated Municipal High Yield Advantage Fund

A Portfolio of Federated Municipal Securities Income Trust

CLASS A SHARES (TICKER FMOAX)
CLASS B SHARES (TICKER FMOBX)
CLASS C SHARES (TICKER FMNCX)
CLASS F SHARES (TICKER FHTFX)

SUPPLEMENT TO prospectus DATED october 31, 2009

Under the heading entitled, “Who Manages the Fund?,” please delete first two paragraphs of the Portfolio Manager Information sub-section regarding Mary Jo Ochson and replace it with the following:

Lee R. Cunningham II is the lead Portfolio Manager responsible for managing the Fund. R.J. Gallo is a Portfolio Manager responsible for managing the Fund.

R.J. Gallo

R.J. Gallo, Senior Portfolio Manager and Head of the Municipal Bond Investment Group, has been the Fund's Portfolio Manager since April 2010. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Vice President of the Fund's Adviser in January 2005 and served as Assistant Vice President of the Fund's Adviser from January 2002 through 2004. He has been a Portfolio Manager since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo is a Chartered Financial Analyst. Mr. Gallo received a Master's in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

April 23, 2010

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450482 (4/10)

Federated Municipal High Yield Advantage Fund

A Portfolio of Federated Municipal Securities Income Trust

CLASS A SHARES (TICKER FMOAX)
CLASS B SHARES (TICKER FMOBX)
CLASS C SHARES (TICKER FMNCX)
CLASS D SHARES (TICKER FHTFX)

SUPPLEMENT TO statement of additional information DATED October 31, 2009

1. Under the table entitled “Officers**” please delete the biographical information for Mary Jo Ochson in its entirety and replace with the following:

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed income products in 2004 and Chief Investment Officer of Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

2. Under the section entitled “Portfolio Manager Information” please delete the information for Mary Jo Ochson in its entirety and add the following immediately after the information for Lee Cunningham II.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of February 28, 2010.

Types of Accounts Managed by Richard J. Gallo	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	3 Funds/$727 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on rolling one, three and five calendar year pre-tax gross income return and, to a lesser extent, pre-tax gross total return versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Richard J. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In this regard, any account for which the total return target is not met with respect to a three- or five-year period will receive a score of zero for that period. Additionally, a portion of Mr. Gallo’s IPP score is based on the performance of portfolios for which he provides research and analytical support. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

April 23, 2010

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450480 (4/10)